SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934

                                 April 26, 1996
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)

                                ASHA CORPORATION
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter

        Delaware                   0-16176                 84-1016459
- - ---------------------------    ---------------    ---------------------------
State or Other Jurisdiction    Commission File    IRS Employer Identification
     of Incorporation              Number                   Number

               600 C Ward Drive, Santa Barbara, California 93111
           ----------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code

                                (805) 683-2331
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

     (a) On April 26, 1996, ASHA Corporation (the "Registrant"), engaged Arthur Andersen LLP as its independent accountants for the fiscal year ended September 30, 1996. Also on April 19, 1996, McDirmid, Mikkelsen & Secrest, P.S. was dismissed as the Registrant's independent accountants.

     (b) McDirmid, Mikkelsen & Secrest, P.S.'s reports on the Registrant's financial statements for the fiscal years ended September 30, 1995 and 1994, contained no adverse opinion or disclaimer of opinion nor were they qualified as to uncertainty, audit scope or accounting principles, except that McDirmid, Mikkelsen & Secrest, P.S.'s report on the Registrant's financial statements for the fiscal year ended September 30, 1994, contained a qualification concerning the Registrant's ability to continue as a going concern.

     (c) The Registrant's Board of Directors made the decision to engage Arthur Andersen LLP. The Registrant has no audit or similar committee.

     (d) In connection with the prior audits for the fiscal years ended September 30, 1995 and 1994, and during the interim period from September 30, 1995 to April 19, 1996, there have been no disagreements with McDirmid, Mikkelsen & Secrest, P.S. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     (e) The Registrant did not consult with Arthur Andersen LLP with regard to any matter concerning the application of accounting principles to any specific transactions, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Registrant's financial statements.

     (f) The Registrant has requested that McDirmid, Mikkelsen & Secrest, P.S. review the disclosure and that firm has been given an opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the registrant's expression of its views, or the respect in which it does not agree with the statements made by the Registrant herein. Such letter is filed as an exhibit to this Report.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) EXHIBITS.

         Exhibit 16.     Letter from McDirmid, Mikkelsen & Secrest, P.S.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      ASHA CORPORATION


Dated: May 1, 1996                    By /s/ John C. McCormack
                                         ------------------------------------
                                         John C. McCormack, President